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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2002




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)



      DELAWARE                       0-13857                    73-0374541
(State of incorporation)      (Commission file number)      (I.R.S. employer
                                                          identification number)


 13135 SOUTH DAIRY ASHFORD, SUITE 800
         SUGAR LAND, TEXAS                                       77478
(Address of principal executive offices)                       (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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                                                                        FORM 8-K


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             Exhibit 99.1 Noble Drilling Corporation and Subsidiaries Fleet Status Update as of March 11, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the Noble Drilling Corporation and Subsidiaries Fleet Status Update as of March 11, 2002 of the Registrant, which is attached as Exhibit 99.1 and will be published on the Registrant's web site at http://www.noblecorp.com. The report provides certain summary information about the operations of the drilling units of the Registrant. The report is being furnished in accordance with Rule 101 (e) (1) under Regulation FD and shall not be deemed to be filed.

         The Noble Drilling Corporation and Subsidiaries Fleet Status Update as of March 11, 2002 contains forward-looking statements about the Registrant's business, financial condition and prospects. The Registrant's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, volatility in crude oil and natural gas prices, the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets, potential deterioration in the demand for the drilling services of the Registrant and resulting declining dayrates, changes in our customers' drilling programs or budgets due to factors discussed herein or due to their own internal corporate events, the cancellation by customers of the Registrant of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts, intense competition in the drilling industry, changes in oil and gas drilling technology or in our competitors' drilling rig fleets that could make our drilling rigs less competitive or require major capital investment to keep them competitive, political and economic conditions in the United States and in international markets where the Registrant operates, acts of war or terrorism and the aftermath of the September 11, 2001 terrorist attacks on the United States, cost overruns or delays on shipyard repair, maintenance, conversion or upgrade projects, adverse weather (such as hurricanes) and seas, operational risks (such as blowouts and fires), limitations on the Registrant's insurance coverage, and requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation). All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in the report, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.

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                                                                        FORM 8-K

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           NOBLE DRILLING CORPORATION



Date: March 11, 2002       By: /s/ ROBERT D. CAMPBELL
                               -------------------------------------------------
                               Robert D. Campbell,
                               President

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                                                                        FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 99.1 Noble Drilling Corporation and Subsidiaries Fleet Status Update as of March 11, 2002.



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